                                 Exhibit 23.01

              Consent of Ernst & Young LLP, Independent Auditors

We consent to the incorporation by reference in the following Registration Statements of our report dated March 17, 2000, with respect to the consolidated financial statements of Sylvan Learning Systems, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1999.

Registration Statements on Form S-3:

          Registration Number                         Date Filed
----------------------------------------    ----------------------------

                33-92014                      May 8, 1995
                33-92852                      May 30, 1995
                333-1674                      February 26, 1996
               333-16111                      November 14, 1996
               333-21261                      February 6, 1997
               333-26633                      May 7, 1997
               333-31273                      July 15, 1997
               333-39535                      November 5, 1997
               333-43355                      December 29, 1997
               333-46747                      February 23, 1998
               333-48997                      March 31, 1998
               333-50993                      April 24, 1998
               333-61083                      August 25, 1998
               333-65197                      October 1, 1998
               333-67727                      December 4, 1998
               333-78961                      May 20, 1999

Registration Statements on Form S-8:

                      Name                               Registration Number               Date Filed
-------------------------------------------------     -------------------------    -------------------------
1987-1991 Employee Stock Option Plan                           33-77384              April 6, 1994
1993 Director Stock Option Plan                                33-77386              April 6, 1994
1993 Employee Stock Option Plan                                33-77390              April 6, 1994
1993 Management Stock Option Plan                              33-77388              April 6, 1994
1997 Employee Stock Purchase Plan                             333-21963              February 18, 1997
1998 Stock Incentive Plan                                     333-62011              August 21, 1998
1993 Employee Stock Option Plan and
   Employee Stock Purchase Plan                                33-77390              September 14, 1998

/s/ Ernst & Young LLP

Baltimore, Maryland
March 24, 2000